UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.
UBS Asset Management
One North Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

UBS U.S. Allocation Fund

Annual Report | August 31, 2020

UBS U.S. Allocation Fund

October 21, 2020

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2020.

Performance

Over the 12 months ended August 31, 2020, the Fund's Class A shares returned 16.65% before deducting the maximum sales charge and returned 10.24% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 21.94%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 16.51% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 5; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

After initially expanding, the global economy fell into a recession as the fallout from the COVID-19 pandemic triggered a severe contraction. Lockdowns were instituted around the world in an attempt to stem the spread of the virus—with varying degrees of success. In the US, the US Commerce Department reported that gross domestic product ("GDP") grew at 2.1% and 2.1% seasonally adjusted annualized rates during the third and fourth quarters of 2019, respectively. GDP growth was then -5.0% during the first quarter of 2020. The Commerce Department then reported that second quarter annualized GDP growth was -31.4%—the steepest quarterly decline on record.

The Fed took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. After lowering the federal funds rate in September and October 2019, the Fed moved decisively in March 2020 given the pandemic. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Finally, in August 2020, the Fed updated its "Statement on Longer-Run Goals and Monetary Policy Strategy." In short, the Fed's new approach to setting US monetary policy will include letting inflation and employment run higher, which could mean interest rates remain low for longer than previously expected.

The global equity markets generated mixed results during the reporting period. US stocks initially moved higher and reached an all-time high in mid-February 2020. Supporting the market was optimism over the completion of the first phase of the trade agreement between the US and China, and overall positive corporate results. However, over the next six weeks the impact from the pandemic triggered a rapid decline, as the US market experienced the fastest fall on record from an all-time high to a bear market. In a surprise to many, US equities then sharply rallied

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Alan Zlatar

Paul Lang

UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

from April through August 2020. This turnaround occurred given the aggressive actions by global central banks, reopenings of some economies and hopes for a COVID-19 vaccine. For the 12-months ended August 31, 2020, the S&P 500 Index3 gained 21.94%.

The global fixed income markets generated solid results during the reporting period, as it was aided by periods of elevated investor risk aversion. In the US, both short- and long-term Treasury yields moved significantly lower (bond yields and prices move in the opposite direction). For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 1.50% to 0.72%. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 6.47% during the 12-months ended August 31, 2020. Returns of riskier fixed income securities were less robust. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 3.65%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 3.82% during the reporting period.

Portfolio commentary

What worked

•  Overall, security selection contributed to performance during the reporting period. Both the US Growth Equity and US Equity Core portion of the Fund contributed positively to performance.

•  In the US Equity Core portion of the Fund, overweighting the Information Technology ("IT") sector and holding mega-caps names, such as Amazon and Microsoft, added the most value due to the tech rally seen in last months. Financials and Energy were the other two sectors where we see most of the contributors come from.

  – Amazon & Microsoft Mega-cap stocks had a record run in the last month. Amazon outperformed as the company saw a significant surge in demand for the company's retail distribution and enterprise cloud services this year amid COVID-19. We sold out of both stocks during the reporting period.

  – UnitedHealth benefitted from the landscape changes for health insurers due to COVID-19. As more people sign up for Medicare Advantage supplementary coverage, UnitedHealth shares were trading higher. We sold out of this stock during the reporting period.

•  In the US Growth Equity portion of the Fund, sector allocation contributed to performance. In particular, underweights to industrials, Consumer Staples and Financials were additive for relative returns. Security selection within industrials and real estate was also rewarded. Several holdings were additive to performance on a relative basis including:

  – An underweight to Boeing contributed to relative results, as the stock underperformed due to concerns around safety issues, as well as the severity of the impact from COVID-19 on aircraft demand. We sold out of this stock during the reporting period.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

  – An underweight to Merck contributed to performance on a relative basis as the company's administered therapies business took a hit from social distancing measures during COVID-19, which led to fewer doctor/ hospitals visits. We sold out of this stock during the reporting period.

What didn't work

•  Overall, tactical asset allocation7 performance was flat during the reporting period.8

  – We began slightly underweight equities and neutral fixed income versus the Index, with a 64.0% and 29.5% allocation, respectively, and a 6.5% weight to cash.

  – We ended slightly underweight equities and overweight fixed income versus the Index, with a 63.0% and 40.0% allocation, respectively, and a -3.0% weight to cash. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  – We tactically adjusted the portfolio during the reporting period given the changing economic and market environment due to the COVID-19 pandemic. We moved to an overweight in fixed income by increasing the Fund's US government and investment- grade bonds exposure over the period, while increasing the underweight to high-yield. Over the period, we also reduced our target allocation to cash.

  – Overall, asset allocation decisions were flat over the reporting period. Within equities, a slight underweight detracted from relative returns as risk assets experienced a tremendous rebound, reversing much of the damage caused by the initial COVID-19 induced selloff at the beginning of the calendar year. Within fixed income, an overweight to US government and investment-grade fixed income detracted from relative returns.

•  In the US Equity Core portion of the Fund, a large part of the underperformance stemmed from Consumer Staples and Real Estate.

  – Simon Property was a stock we sold during the reporting period due to to secular decline in malls, accelerated by COVID-19.

  – Carnival stock price took a big hit due to the uncertainty brought on by COVID-19 regarding cruising. We continue to hold this stock.

  – Kosmos Energy shares suffered due to the low oil price and depressed demand. We sold out of this stock during the reporting period.

•  In the US Growth Equity portion of the Fund, a cash position detracted from performance. Security selection within Health Care, IT and Communication Services were headwinds as well. On an individual stock basis, the largest detractors for relative performance included:

  – An underweight to Tesla detracted from relative performance as the stock rallied sharply given better than expected deliveries and higher than consensus gross margins. We continue to hold this stock.

7  Tactical asset allocation is an active portfolio management strategy where the portfolio's asset allocation is shifted relative to its Strategic Asset Allocation and/or benchmark weighting, to capitalize on economic or market conditions that may offer near-term opportunities to outperform the fund's underlying benchmark.

8  Allocations include derivatives exposure.

UBS U.S. Allocation Fund

  – An underweight to Apple was a negative for relative results as its shares moved higher ahead of the upcoming 5G phone launch. We continue to hold this stock.

  – An underweight to NVIDIA detracted from relative performance as the company reported strong results from renewed data center spending and cloud computing adoption. We continue to hold this stock.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were a headwind for performance.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Alan Zlatar Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Paul Lang
Portfolio Manager
UBS U.S. Allocation Fund
Director
UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2020. The views and opinions in the letter were current as of October 21, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2020	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.65%	9.03%	10.30%
Class P2	16.98	9.33	10.60
After deducting maximum sales charge
Class A1	10.24	7.81	9.68
S&P 500 Index[3]	21.94	14.46	15.16
UBS U.S. Allocation Fund Benchmark[4]	16.51	10.84	11.27

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2020	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.81%	9.19%	9.26%
Class P2	13.13	9.49	9.57
After deducting maximum sales charge
Class A1	6.61	7.96	8.65

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 27, 2019 prospectuses, were as follows: Class A—1.01% and 1.01%; and Class P—0.74% and 0.74%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 27, 2019, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2020 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class P shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class P shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2020. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class P

Illustration of an assumed investment of $10,000 in Class A shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class A shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2020. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class A

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2020 to August 31, 2020.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2020	Ending account value August 31, 2020	Expenses paid during period[1] 03/01/20 to 08/31/20	Expense ratio during the period
Class A	Actual	$1,000.00	$1,136.90	$5.43	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.13	1.01
Class P	Actual	1,000.00	1,138.30	3.92	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.47	3.71	0.73

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2020 (unaudited)1

Top ten equity holdings	Percentage of net assets
Amazon.com, Inc.	3.3%
Apple, Inc.	3.2
Microsoft Corp.	3.1
Alphabet, Inc., Class A	2.1
AbbVie, Inc.	1.5
Bio-Rad Laboratories, Inc., Class A	1.5
Visa, Inc., A Shares	1.4
Take-Two Interactive Software, Inc.	1.4
Progressive Corp./The	1.3
Mondelez International, Inc., Class A	1.3
Total	20.1%
Top ten fixed income holdings	Percentage of net assets
U.S. Treasury Notes, 1.125%, due 02/28/25	0.9%
UMBS TBA, 2.500%	0.7
Federal National Mortgage Association Certificates, 3.500%, due 02/01/48	0.6
U.S. Treasury Notes, 0.125%, due 04/30/22	0.6
U.S. Treasury Notes, 1.500%, due 03/31/23	0.5
U.S. Treasury Notes, 0.125%, due 07/31/22	0.4
U.S. Treasury Notes, 0.250%, due 07/31/25	0.3
U.S. Treasury Bonds, 1.250%, due 05/15/50	0.3
U.S. Treasury Notes, 1.500%, due 02/15/30	0.3
Morgan Stanley, 4.875%, due 11/01/22	0.3
Total	4.9%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	97.0%
United Kingdom	0.5
China	0.3
Canada	0.3
Netherlands	0.2
Total	98.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2020 (unaudited) (concluded)

Asset allocation	Percentage of net assets
Common stocks	58.9%
Corporate bonds	12.3
U.S. Treasury obligations	5.1
U.S. government agency obligations	3.9
Asset-backed securities	3.7
Mortgage-backed securities	3.7
Municipal bonds	0.7
Non-U.S. government agency obligations	0.7
Preferred stocks	0.0 †
Futures and swaps	6.9
Cash equivalents and other assets less liabilities	4.1
Total	100.0%

†  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Number of shares	Value
Common stocks—58.9%
Airlines—0.6%
Southwest Airlines Co.	38,658	$1,452,768
Automobiles—0.5%
Tesla, Inc.*	2,355	1,173,544
Beverages—0.6%
Constellation Brands, Inc., Class A	2,894	533,885
PepsiCo, Inc.	6,278	879,297
		1,413,182
Biotechnology—2.8%
AbbVie, Inc.	38,998	3,734,838
Alexion Pharmaceuticals, Inc.*	9,635	1,100,510
Amgen, Inc.	3,691	935,004
Incyte Corp.*	11,212	1,080,276
		6,850,628
Capital markets—1.1%
Ameriprise Financial, Inc.	17,422	2,731,770
Chemicals—1.0%
FMC Corp.	7,361	786,597
Westlake Chemical Corp.	28,813	1,709,187
		2,495,784
Commercial services & supplies—1.1%
IAA, Inc.*	16,655	871,390
Stericycle, Inc.*	28,175	1,806,299
		2,677,689
Communications equipment—0.4%
Arista Networks, Inc.*	4,948	1,105,631
Consumer finance—0.5%
Synchrony Financial	52,707	1,307,661
Containers & packaging—0.9%
Berry Global Group, Inc.*	41,160	2,121,386
Diversified financial services—1.2%
Berkshire Hathaway, Inc., Class B*	13,344	2,909,526
Electric utilities—1.1%
NextEra Energy, Inc.	9,982	2,786,675
Electrical equipment—0.3%
Rockwell Automation, Inc.	3,466	799,017
Electronic equipment, instruments & components—0.4%
Jabil, Inc.	30,727	1,049,327
Entertainment—1.9%
Madison Square Garden Entertainment Corp.*	7,151	537,541
Netflix, Inc.*	1,656	876,951
Take-Two Interactive Software, Inc.*	19,700	3,372,443
		4,786,935
Equity real estate investment trusts—1.6%
Crown Castle International Corp.	5,320	868,490
Prologis, Inc.	30,400	3,096,544
		3,965,034
	Number of shares	Value
Common stocks—(continued)
Food products—2.4%
Bunge Ltd.	62,678	$2,859,370
Mondelez International, Inc., Class A	53,825	3,144,457
		6,003,827
Health care equipment & supplies—1.4%
Abbott Laboratories	10,350	1,133,015
Boston Scientific Corp.*	36,271	1,487,836
Cooper Cos., Inc./The	2,450	770,231
		3,391,082
Health care providers & services—1.7%
Laboratory Corp. of America Holdings*	17,261	3,033,621
UnitedHealth Group, Inc.	3,750	1,172,062
		4,205,683
Hotels, restaurants & leisure—1.3%
Carnival Corp.	56,079	924,182
Starbucks Corp.	19,439	1,642,012
Wynn Resorts Ltd.	5,999	524,613
		3,090,807
Insurance—2.1%
MetLife, Inc.	50,713	1,950,422
Progressive Corp./The	33,759	3,208,455
		5,158,877
Interactive media & services—3.1%
Alphabet, Inc., Class A*	3,216	5,240,568
Facebook, Inc., Class A*	2,962	868,458
IAC/InterActiveCorp*	3,829	509,219
Match Group, Inc.*	8,264	922,924
		7,541,169
Internet & direct marketing retail—4.3%
Alibaba Group Holding Ltd., ADR*	2,705	776,416
Amazon.com, Inc.*	2,323	8,016,580
Booking Holdings, Inc.*	935	1,786,271
		10,579,267
IT services—2.3%
Fidelity National Information Services, Inc.	7,886	1,189,603
MasterCard, Inc., Class A	2,917	1,044,840
Visa, Inc., A Shares	16,078	3,408,375
		5,642,818
Life sciences tools & services—2.2%
10X Genomics, Inc., Class A*	5,274	604,506
Bio-Rad Laboratories, Inc., Class A*	7,192	3,657,779
IQVIA Holdings, Inc.*	7,380	1,208,475
		5,470,760
Machinery—1.6%
AGCO Corp.	24,355	1,731,640
Ingersoll Rand, Inc.*	64,282	2,253,727
		3,985,367

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Number of shares	Value
Common stocks—(concluded)
Media—0.7%
ViacomCBS, Inc., Class B	65,700	$1,829,745
Multiline retail—1.7%
Dollar General Corp.	7,262	1,466,053
Dollar Tree, Inc.*	28,241	2,718,761
		4,184,814
Oil, gas & consumable fuels—1.2%
Apache Corp.	64,569	955,621
Williams Cos., Inc./The	95,663	1,985,964
		2,941,585
Pharmaceuticals—0.8%
Elanco Animal Health, Inc.*	69,258	2,012,637
Road & rail—0.3%
Union Pacific Corp.	4,052	779,767
Semiconductors & semiconductor equipment—3.1%
Cree, Inc.*	18,188	1,147,663
Marvell Technology Group Ltd.	44,967	1,743,820
Micron Technology, Inc.*	34,686	1,578,560
NVIDIA Corp.	1,576	843,128
ON Semiconductor Corp.*	38,637	825,673
Qorvo, Inc.*	6,291	806,947
Universal Display Corp.	3,996	701,298
		7,647,089
Software—8.0%
Adobe, Inc.*	1,182	606,827
Autodesk, Inc.*	7,261	1,784,028
Coupa Software, Inc.*,1	3,779	1,238,529
HubSpot, Inc.*	4,293	1,286,526
Microsoft Corp.	33,870	7,638,701
Salesforce.com, Inc.*	10,026	2,733,589
ServiceNow, Inc.*	3,997	1,926,634
Splunk, Inc.*	7,412	1,625,674
Trade Desk, Inc./The, Class A*	1,717	826,392
		19,666,900
Specialty retail—0.9%
Lowe's Cos., Inc.	13,826	2,277,004
Technology hardware, storage & peripherals—3.6%
Apple, Inc.	61,600	7,948,864
Western Digital Corp.	21,215	815,080
		8,763,944
Trading companies & distributors—0.2%
United Rentals, Inc.*	3,238	573,288
Total common stocks (cost—$109,170,667)		145,372,987
Preferred stocks—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
	Face amount	Value
Asset-backed securities—3.7%
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, due 02/18/26	$350,000	$350,667
Series 2018-1, Class D, 3.820%, due 03/18/24	175,000	181,919
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 0.825%, due 05/15/28[4]	350,000	338,341
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[5]	275,000	275,847
CF Hippolyta LLC, Series 2020-1, Class A1, 1.690%, due 07/15/60[5]	250,000	253,611
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[5]	331,000	336,652
Series 2018-1, Class D, 3.850%, due 06/24/24[5]	210,000	213,850
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	70,132	71,063
Series 2018-4, Class D, 4.090%, due 01/15/26	250,000	261,265
Exeter Automobile Receivables Trust, Series 2018-1A, Class D, 3.530%, due 11/15/23[5]	150,000	153,910
Flagship Credit Auto Trust, Series 2016-3, Class C, 2.720%, due 07/15/22[5]	43,876	43,994
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, due 07/15/31[5]	560,000	618,141
Series 2020-1, Class A, 2.040%, due 08/15/31[5]	450,000	475,038
HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, due 02/20/30[5]	350,000	347,697
Series 2019-1A, Class D, 2.720%, due 09/20/29[5]	350,000	352,090
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 1.412%, due 03/17/37[4,5]	150,000	149,718
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T5, Class AT5, 2.425%, due 10/15/51[5]	525,000	522,500
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.278%, due 08/15/52[5]	325,000	325,557
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class A, 3.630%, due 09/14/27[5]	550,000	597,097

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Asset-backed securities—(concluded)
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, due 09/14/35[5]	$150,000	$150,988
Series 2020-2A, Class B, 2.210%, due 09/14/35[5]	300,000	303,256
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class B, 0.770%, due 12/15/25[5]	475,000	475,634
Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, due 11/15/24	350,000	350,830
Series 2018-2, Class C, 3.350%, due 07/17/23	203,006	205,452
Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	152,333
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	230,201
Sofi Consumer Loan Program Trust, Series 2019-1, Class A, 3.240%, due 02/25/28[5]	149,485	151,095
Series 2018-2, Class A2, 3.350%, due 04/26/27[5]	111,142	111,777
Series 2018-1, Class B, 3.650%, due 02/25/27[5]	175,000	180,068
Series 2018-2, Class B, 3.790%, due 04/26/27[5]	200,000	205,286
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	200,000	203,118
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.180%, due 01/22/24[5]	150,000	150,203
Series 2020-A, Class D, 2.330%, due 02/20/24[5]	150,000	151,178
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	227,254
Total asset-backed securities (cost—$8,934,316)		9,117,630
Corporate bonds—12.3%
Advertising—0.0%†
Lamar Media Corp. 4.875%, due 01/15/29[5]	5,000	5,237
Aerospace & defense—0.1%
Bombardier, Inc. 7.875%, due 04/15/27[5]	15,000	10,871
8.750%, due 12/01/21[5]	50,000	47,750
Raytheon Technologies Corp. 4.125%, due 11/16/28	150,000	178,442
Spirit AeroSystems, Inc. 7.500%, due 04/15/25[5]	20,000	20,187
TransDigm, Inc. 6.250%, due 03/15/26[5]	70,000	73,865
6.375%, due 06/15/26	25,000	25,558
		356,673
	Face amount	Value
Corporate bonds—(continued)
Agriculture—0.1%
Philip Morris International, Inc. 2.900%, due 11/15/21	$130,000	$134,005
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	86,567
		220,572
Airlines—0.0%†
Delta Air Lines, Inc. 7.000%, due 05/01/25[5]	60,000	65,683
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[5]	30,000	31,275
		96,958
Apparel—0.0%†
Hanesbrands, Inc. 5.375%, due 05/15/25[5]	25,000	26,662
William Carter Co./The 5.500%, due 05/15/25[5]	30,000	31,987
5.625%, due 03/15/27[5]	10,000	10,624
Wolverine World Wide, Inc. 6.375%, due 05/15/25[5]	30,000	31,800
		101,073
Auto manufacturers—0.2%
Allison Transmission, Inc. 5.875%, due 06/01/29[5]	50,000	54,750
Ford Motor Co. 7.450%, due 07/16/31	20,000	23,306
8.500%, due 04/21/23	30,000	33,162
9.000%, due 04/22/25	20,000	23,405
General Motors Co. 6.600%, due 04/01/36	200,000	239,521
General Motors Financial Co., Inc. 3.700%, due 11/24/20	60,000	60,250
5.200%, due 03/20/23	30,000	32,724
Navistar International Corp. 6.625%, due 11/01/25[5]	35,000	35,725
9.500%, due 05/01/25[5]	20,000	22,800
		525,643
Auto parts & equipment—0.1%
Clarios Global LP 6.750%, due 05/15/25[5]	5,000	5,357
Clarios Global LP/Clarios US Finance Co. 6.250%, due 05/15/26[5]	5,000	5,303
8.500%, due 05/15/27[5]	15,000	15,927
Dana Financing Luxembourg SARL 5.750%, due 04/15/25[5]	30,000	31,102
Dana, Inc. 5.375%, due 11/15/27	10,000	10,606
5.625%, due 06/15/28	10,000	10,550
Meritor, Inc. 6.250%, due 06/01/25[5]	40,000	42,362
		121,207

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Banks—2.8%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	$50,000	$50,257
Bank of America Corp. 5.700%, due 01/24/22	550,000	590,215
6.110%, due 01/29/37	250,000	358,248
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[6]	25,000	28,244
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	134,481
Bank of New York Mellon Corp./The MTN 1.600%, due 04/24/25	150,000	156,446
Barclays PLC 4.337%, due 01/10/28	505,000	569,321
Citigroup, Inc. 5.500%, due 09/13/25	500,000	595,508
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[6]	30,000	31,425
6.675%, due 09/13/43	125,000	194,771
Deutsche Bank AG 4.250%, due 02/04/21	150,000	152,109
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	110,000	145,764
5.750%, due 01/24/22	200,000	214,677
Goldman Sachs Group, Inc./The MTN 3 mo. USD LIBOR + 1.600%, 1.856%, due 11/29/23[4]	600,000	619,487
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	139,244
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	612,669
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	185,152
4.625%, due 05/10/21	260,000	267,795
Series R, (fixed, converts to FRN on 08/01/23), 6.000%, due 08/01/23[6]	50,000	52,590
Kreditanstalt fuer Wiederaufbau 1.475%, due 04/18/36[7]	105,000	85,317
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	225,144
Morgan Stanley 4.300%, due 01/27/45	75,000	97,821
4.875%, due 11/01/22	720,000	784,151
Morgan Stanley, GMTN 4.350%, due 09/08/26	365,000	426,097
Natwest Group PLC (fixed, converts to FRN on 09/30/31), 7.648%, due 09/30/31[6]	25,000	37,750
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	95,000	103,994
		6,858,677
	Face amount	Value
Corporate bonds—(continued)
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	$75,000	$89,450
4.900%, due 02/01/46	30,000	36,894
		126,344
Biotechnology—0.1%
Biogen, Inc. 5.200%, due 09/15/45	50,000	68,080
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	223,753
4.750%, due 03/01/46	50,000	66,935
		358,768
Building materials—0.1%
Builders FirstSource, Inc. 5.000%, due 03/01/30[5]	15,000	16,013
6.750%, due 06/01/27[5]	5,000	5,450
Griffon Corp. 5.750%, due 03/01/28	20,000	21,225
JELD-WEN, Inc. 4.625%, due 12/15/25[5]	10,000	10,050
4.875%, due 12/15/27[5]	15,000	15,600
Patrick Industries, Inc. 7.500%, due 10/15/27[5]	35,000	38,671
Standard Industries, Inc. 4.375%, due 07/15/30[5]	10,000	10,596
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[5]	2,000	2,095
6.500%, due 03/15/27[5]	25,000	26,688
		146,388
Chemicals—0.2%
Avient Corp. 5.750%, due 05/15/25[5]	20,000	21,250
CF Industries, Inc. 5.375%, due 03/15/44	50,000	62,125
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	122,241
NOVA Chemicals Corp. 5.250%, due 06/01/27[5]	75,000	72,563
Nutrien Ltd. 4.200%, due 04/01/29	100,000	119,224
WR Grace & Co-Conn 5.625%, due 10/01/24[5]	50,000	53,750
		451,153
Commercial services—0.2%
ASGN, Inc. 4.625%, due 05/15/28[5]	30,000	31,050
Garda World Security Corp. 9.500%, due 11/01/27[5]	27,000	29,295
Gartner, Inc. 4.500%, due 07/01/28[5]	10,000	10,450

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Commercial services—(concluded)
Herc Holdings, Inc. 5.500%, due 07/15/27[5]	$30,000	$31,425
Prime Security Services Borrower LLC/ Prime Finance, Inc. 3.375%, due 08/31/27[5]	5,000	4,982
RR Donnelley & Sons Co. 7.875%, due 03/15/21	10,000	9,900
Service Corp. International 5.125%, due 06/01/29	35,000	38,775
TMS International Holding Corp. 7.250%, due 08/15/25[5]	50,000	42,418
United Rentals North America, Inc. 3.875%, due 11/15/27	40,000	41,700
4.000%, due 07/15/30	35,000	36,575
WW International, Inc. 8.625%, due 12/01/25[5]	50,000	52,625
Yale University 1.482%, due 04/15/30	100,000	101,660
		430,855
Computers—0.2%
Apple, Inc. 3.850%, due 05/04/43	110,000	134,856
Banff Merger Sub, Inc. 9.750%, due 09/01/26[5]	50,000	53,317
Booz Allen Hamilton, Inc. 3.875%, due 09/01/28[5]	10,000	10,372
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[5]	36,000	36,932
NCR Corp. 5.000%, due 10/01/28[5]	30,000	30,225
6.125%, due 09/01/29[5]	20,000	21,450
8.125%, due 04/15/25[5]	10,000	11,187
Science Applications International Corp. 4.875%, due 04/01/28[5]	10,000	10,363
Western Digital Corp. 4.750%, due 02/15/26	50,000	54,107
		362,809
Cosmetics & personal care—0.0%†
Avon International Capital PLC 6.500%, due 08/15/22[5]	80,000	80,800
Avon International Operations, Inc. 7.875%, due 08/15/22[5]	25,000	25,303
		106,103
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[5]	10,000	10,300
HD Supply, Inc. 5.375%, due 10/15/26[5]	25,000	26,287
IAA, Inc. 5.500%, due 06/15/27[5]	35,000	36,881
Performance Food Group, Inc. 5.500%, due 10/15/27[5]	10,000	10,425
6.875%, due 05/01/25[5]	30,000	31,950
		115,843
	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—0.4%
Ally Financial, Inc. 4.125%, due 02/13/22	$100,000	$103,528
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	74,153
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	200,806
4.418%, due 11/15/35	200,000	206,496
goeasy Ltd. 5.375%, due 12/01/24[5]	10,000	10,300
Nationstar Mortgage Holdings, Inc. 6.000%, due 01/15/27[5]	30,000	31,809
OneMain Finance Corp. 5.375%, due 11/15/29	10,000	10,638
5.625%, due 03/15/23	35,000	37,100
6.125%, due 03/15/24	30,000	32,528
7.125%, due 03/15/26	100,000	114,749
8.875%, due 06/01/25	15,000	16,913
Quicken Loans LLC 5.750%, due 05/01/25[5]	60,000	61,800
SLM Corp. MTN 7.250%, due 01/25/22	50,000	52,500
		953,320
Electric—1.0%
Alabama Power Co. 6.000%, due 03/01/39	30,000	43,606
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	87,882
4.450%, due 01/15/49	150,000	192,761
Calpine Corp. 4.625%, due 02/01/29[5]	25,000	25,561
5.000%, due 02/01/31[5]	30,000	31,357
5.125%, due 03/15/28[5]	30,000	31,500
Clearway Energy Operating LLC 4.750%, due 03/15/28[5]	25,000	26,188
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	171,459
DTE Electric Co. 3.950%, due 03/01/49	100,000	125,341
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	150,000	193,583
Exelon Corp. 3.400%, due 04/15/26	170,000	191,813
4.450%, due 04/15/46	150,000	183,374
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	68,340
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	100,000	127,646
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	100,000	118,452
Northern States Power Co. 2.600%, due 05/15/23	50,000	52,356

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
NRG Energy, Inc. 5.250%, due 06/15/29[5]	$10,000	$10,900
6.625%, due 01/15/27	40,000	42,808
7.250%, due 05/15/26	35,000	37,419
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	47,598
Pike Corp. 5.500%, due 09/01/28[5]	10,000	10,050
Southern Power Co. 5.250%, due 07/15/43	160,000	186,107
Talen Energy Supply LLC 7.250%, due 05/15/27[5]	5,000	5,125
10.500%, due 01/15/26[5]	60,000	48,150
Virginia Electric and Power Co. 4.600%, due 12/01/48	100,000	137,857
Vistra Operations Co. LLC 5.000%, due 07/31/27[5]	65,000	68,931
5.500%, due 09/01/26[5]	85,000	89,250
		2,355,414
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.750%, due 06/15/28[5]	25,000	26,087
Electronics—0.0%†
Sensata Technologies, Inc. 3.750%, due 02/15/31[5]	10,000	9,975
Energy-Alternate Sources—0.0%†
TerraForm Power Operating LLC 4.750%, due 01/15/30[5]	50,000	53,500
Engineering & construction—0.1%
AECOM 5.125%, due 03/15/27	55,000	60,310
5.875%, due 10/15/24	20,000	22,275
MasTec, Inc. 4.500%, due 08/15/28[5]	10,000	10,200
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[5]	35,000	36,457
9.750%, due 07/15/28[5]	20,000	21,667
		150,909
Entertainment—0.1%
Colt Merger Sub, Inc. 6.250%, due 07/01/25[5]	65,000	68,799
8.125%, due 07/01/27[5]	30,000	31,800
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[5]	35,000	33,228
Scientific Games International, Inc. 8.625%, due 07/01/25[5]	15,000	15,633
Speedway Motorsports LLC/ Speedway Funding II, Inc. 4.875%, due 11/01/27[5]	35,000	33,250
WMG Acquisition Corp. 3.000%, due 02/15/31[5]	10,000	9,950
		192,660
	Face amount	Value
Corporate bonds—(continued)
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[5]	$15,000	$15,737
5.125%, due 07/15/29[5]	25,000	27,458
Covanta Holding Corp. 5.000%, due 09/01/30	20,000	20,506
GFL Environmental, Inc. 3.750%, due 08/01/25[5]	15,000	15,093
8.500%, due 05/01/27[5]	30,000	32,636
Harsco Corp. 5.750%, due 07/31/27[5]	15,000	15,674
Waste Pro USA, Inc. 5.500%, due 02/15/26[5]	60,000	61,633
		188,737
Food—0.4%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[5]	5,000	5,038
4.875%, due 02/15/30[5]	20,000	21,500
5.875%, due 02/15/28[5]	15,000	16,200
7.500%, due 03/15/26[5]	30,000	33,519
Chobani LLC/Chobani Finance Corp., Inc. 7.500%, due 04/15/25[5]	55,000	57,887
JBS USA LUX SA/JBS USA Finance, Inc. 5.875%, due 07/15/24[5]	50,000	51,000
6.750%, due 02/15/28[5]	50,000	55,375
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc. 5.500%, due 01/15/30[5]	25,000	27,773
6.500%, due 04/15/29[5]	30,000	34,056
Kraft Heinz Foods Co. 3.875%, due 05/15/27[5]	25,000	26,732
4.250%, due 03/01/31[5]	50,000	55,244
4.625%, due 01/30/29	20,000	22,642
5.000%, due 07/15/35	35,000	40,478
5.200%, due 07/15/45	35,000	39,661
6.875%, due 01/26/39	25,000	33,944
Kroger Co./The 2.800%, due 08/01/22	100,000	104,231
3.850%, due 08/01/23	160,000	173,802
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[5]	5,000	5,502
Post Holdings, Inc. 4.625%, due 04/15/30[5]	50,000	52,187
5.500%, due 12/15/29[5]	5,000	5,481
TreeHouse Foods, Inc. 4.000%, due 09/01/28[8]	5,000	5,088
		867,340
Forest Products & Paper—0.0%†
Clearwater Paper Corp. 4.750%, due 08/15/28[5]	30,000	30,300

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	$62,000	$72,530
4.900%, due 11/30/46	50,000	71,437
Avantor Funding, Inc. 4.625%, due 07/15/28[5]	60,000	63,462
Hill-Rom Holdings, Inc. 4.375%, due 09/15/27[5]	10,000	10,456
Hologic, Inc. 4.625%, due 02/01/28[5]	10,000	10,617
Medtronic, Inc. 4.375%, due 03/15/35	97,000	128,411
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[5]	20,000	20,700
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	52,979
		430,592
Healthcare-services—0.4%
Catalent Pharma Solutions, Inc. 5.000%, due 07/15/27[5]	30,000	31,650
Centene Corp. 4.250%, due 12/15/27	20,000	21,000
4.625%, due 12/15/29	95,000	104,105
5.250%, due 04/01/25[5]	50,000	51,875
Charles River Laboratories International, Inc. 4.250%, due 05/01/28[5]	10,000	10,525
CHS/Community Health Systems, Inc. 8.000%, due 03/15/26[5]	40,000	41,450
8.625%, due 01/15/24[5]	30,000	31,350
DaVita, Inc. 4.625%, due 06/01/30[5]	25,000	26,281
Encompass Health Corp. 4.500%, due 02/01/28	60,000	61,522
HCA, Inc. 3.500%, due 09/01/30	55,000	57,680
5.375%, due 02/01/25	120,000	135,138
IQVIA, Inc. 5.000%, due 05/15/27[5]	25,000	26,315
LifePoint Health, Inc. 4.375%, due 02/15/27[5]	60,000	59,700
6.750%, due 04/15/25[5]	5,000	5,400
MEDNAX, Inc. 6.250%, due 01/15/27[5]	20,000	21,200
Molina Healthcare, Inc. 4.375%, due 06/15/28[5]	5,000	5,225
4.875%, due 06/15/25[5]	30,000	30,525
Select Medical Corp. 6.250%, due 08/15/26[5]	25,000	26,857
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	35,805
4.625%, due 06/15/28[5]	10,000	10,375
4.875%, due 01/01/26[5]	35,000	36,400
5.125%, due 11/01/27[5]	35,000	36,925
8.125%, due 04/01/22	55,000	59,372
	Face amount	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
UnitedHealth Group, Inc. 4.625%, due 07/15/35	$40,000	$52,791
		979,466
Home builders—0.1%
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. Corp. 4.875%, due 02/15/30[5]	30,000	28,106
Installed Building Products, Inc. 5.750%, due 02/01/28[5]	10,000	10,550
KB Home 4.800%, due 11/15/29	10,000	10,825
6.875%, due 06/15/27	65,000	76,050
Lennar Corp. 5.250%, due 06/01/26	25,000	28,213
Mattamy Group Corp. 4.625%, due 03/01/30[5]	25,000	25,625
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[5]	28,000	29,960
PulteGroup, Inc. 6.000%, due 02/15/35	10,000	12,304
6.375%, due 05/15/33	10,000	12,574
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[5]	25,000	25,563
Williams Scotsman International, Inc. 4.625%, due 08/15/28[5]	30,000	30,319
		290,089
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[5]	5,000	5,200
Housewares—0.0%†
Newell Brands, Inc. 6.000%, due 04/01/46[9]	25,000	28,125
Insurance—0.4%
Allstate Corp./The 3.850%, due 08/10/49	50,000	59,534
American International Group, Inc. 2.500%, due 06/30/25	75,000	80,198
Berkshire Hathaway Finance Corp. 3.000%, due 05/15/22	150,000	156,817
4.250%, due 01/15/49	100,000	129,273
CNO Financial Group, Inc. 5.250%, due 05/30/29	15,000	17,438
HUB International Ltd. 7.000%, due 05/01/26[5]	50,000	51,875
Lincoln National Corp. 4.000%, due 09/01/23	150,000	163,976
MetLife, Inc. 4.125%, due 08/13/42	80,000	97,680
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	110,000	165,169
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	50,000	59,046
		981,006

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Internet—0.0%†
ANGI Group LLC 3.875%, due 08/15/28[5]	$10,000	$10,130
Netflix, Inc. 5.875%, due 02/15/25	15,000	17,325
		27,455
Investment companies—0.0%†
Icahn Enterprises LP/ Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	35,394
Leisure Time—0.0%†
Carnival Corp. 11.500%, due 04/01/23[5]	25,000	27,888
Royal Caribbean Cruises Ltd. 9.125%, due 06/15/23[5]	25,000	26,313
VOC Escrow Ltd. 5.000%, due 02/15/28[5]	20,000	16,200
		70,401
Lodging—0.0%†
Boyd Gaming Corp. 4.750%, due 12/01/27	20,000	19,925
8.625%, due 06/01/25[5]	40,000	44,100
Wyndham Destinations, Inc. 4.625%, due 03/01/30[5]	25,000	23,500
		87,525
Machinery-construction & mining—0.0%†
BWX Technologies, Inc. 4.125%, due 06/30/28[5]	10,000	10,425
Machinery-diversified—0.1%
John Deere Capital Corp. 2.450%, due 09/11/20	40,000	40,022
Mueller Water Products, Inc. 5.500%, due 06/15/26[5]	45,000	46,912
Tennant Co. 5.625%, due 05/01/25	30,000	31,163
		118,097
Media—0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[5]	20,000	20,894
4.500%, due 08/15/30[5]	5,000	5,306
4.500%, due 05/01/32[5]	5,000	5,299
4.750%, due 03/01/30[5]	25,000	26,859
5.125%, due 05/01/27[5]	20,000	21,300
5.375%, due 06/01/29[5]	50,000	54,949
5.750%, due 02/15/26[5]	85,000	89,085
5.875%, due 05/01/27[5]	75,000	78,844
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	150,000	171,700
Comcast Corp. 3.969%, due 11/01/47	285,000	342,726
4.600%, due 10/15/38	75,000	96,132
	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
CSC Holdings LLC 7.500%, due 04/01/28[5]	$25,000	$28,063
Diamond Sports Group LLC/ Diamond Sports Finance Co. 6.625%, due 08/15/27[5]	15,000	8,438
Fox Corp. 3.050%, due 04/07/25	25,000	27,380
5.576%, due 01/25/49	50,000	68,594
Liberty Interactive LLC 8.250%, due 02/01/30	30,000	32,250
Meredith Corp. 6.500%, due 07/01/25[5]	40,000	41,400
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[5]	35,000	36,925
Sirius XM Radio, Inc. 4.125%, due 07/01/30[5]	20,000	21,050
5.375%, due 07/15/26[5]	100,000	104,625
5.500%, due 07/01/29[5]	30,000	32,948
TEGNA, Inc. 4.625%, due 03/15/28[5]	20,000	20,200
5.000%, due 09/15/29[5]	25,000	25,147
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	33,357
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	41,612
TWDC Enterprises 18 Corp. GMTN 2.150%, due 09/17/20	50,000	50,039
Univision Communications, Inc. 6.625%, due 06/01/27[5]	20,000	20,100
Walt Disney Co./The 2.000%, due 09/01/29	100,000	103,974
4.950%, due 10/15/45	70,000	92,062
Ziggo BV 5.500%, due 01/15/27[5]	150,000	157,651
		1,858,909
Mining—0.1%
Arconic Corp. 6.000%, due 05/15/25[5]	30,000	31,800
Freeport-McMoRan, Inc. 4.125%, due 03/01/28	35,000	36,578
4.250%, due 03/01/30	35,000	36,772
Hudbay Minerals, Inc. 7.250%, due 01/15/23[5]	30,000	30,375
Kaiser Aluminum Corp. 4.625%, due 03/01/28[5]	20,000	19,782
Novelis Corp. 5.875%, due 09/30/26[5]	50,000	52,240
Southern Copper Corp. 6.750%, due 04/16/40	90,000	131,119
		338,666

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Miscellaneous manufacturers—0.1%
Amsted Industries, Inc. 4.625%, due 05/15/30[5]	$10,000	$10,407
5.625%, due 07/01/27[5]	15,000	15,937
Eaton Corp. 2.750%, due 11/02/22	70,000	73,524
General Electric Co. MTN 4.650%, due 10/17/21	100,000	104,530
Hillenbrand, Inc. 5.750%, due 06/15/25	10,000	10,718
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	122,543
		337,659
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29	20,000	20,428
Oil & gas—0.6%
Apache Corp. 4.875%, due 11/15/27	10,000	10,218
5.100%, due 09/01/40	30,000	29,181
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[5]	10,000	6,925
10.000%, due 04/01/22[5]	14,000	13,090
BP Capital Markets America, Inc. 3.017%, due 01/16/27	75,000	82,227
Burlington Resources LLC 7.200%, due 08/15/31	50,000	72,433
Cenovus Energy, Inc. 4.250%, due 04/15/27	45,000	43,201
5.375%, due 07/15/25	30,000	30,526
Comstock Resources, Inc. 9.750%, due 08/15/26	35,000	37,436
Continental Resources, Inc. 3.800%, due 06/01/24	20,000	19,719
5.000%, due 09/15/22	55,000	54,959
Ecopetrol SA 5.375%, due 06/26/26	225,000	248,287
Endeavor Energy Resources LP/EER Finance, Inc. 6.625%, due 07/15/25[5]	30,000	31,294
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	58,711
EQT Corp. 7.875%, due 02/01/25[9]	20,000	22,959
Equinor ASA 4.800%, due 11/08/43	50,000	65,405
Exxon Mobil Corp. 4.114%, due 03/01/46	50,000	60,425
Hilcorp Energy I LP/Hilcorp Finance Co. 5.000%, due 12/01/24[5]	15,000	14,213
5.750%, due 10/01/25[5]	30,000	28,200
Marathon Petroleum Corp. 4.750%, due 09/15/44	110,000	122,869
Nabors Industries Ltd. 7.250%, due 01/15/26[5]	10,000	4,500
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Nabors Industries, Inc. 5.750%, due 02/01/25	$25,000	$7,188
Oasis Petroleum, Inc. 6.250%, due 05/01/26[5]	5,000	900
Occidental Petroleum Corp. 3.500%, due 06/15/25	20,000	18,200
5.550%, due 03/15/26	75,000	74,625
5.875%, due 09/01/25	20,000	20,100
6.625%, due 09/01/30	15,000	15,412
6.950%, due 07/01/24	30,000	31,050
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28[5]	40,000	33,730
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	20,500
Shell International Finance BV 4.375%, due 05/11/45	100,000	123,881
Southwestern Energy Co. 8.375%, due 09/15/28	10,000	10,350
Sunoco LP/Sunoco Finance Corp. 5.875%, due 03/15/28	15,000	15,712
W&T Offshore, Inc. 9.750%, due 11/01/23[5]	25,000	18,130
WPX Energy, Inc. 4.500%, due 01/15/30	15,000	14,325
5.250%, due 09/15/24	23,000	23,448
5.875%, due 06/15/28	10,000	10,150
		1,494,479
Oil & gas services—0.0%†
Archrock Partners LP/ Archrock Partners Finance Corp. 6.250%, due 04/01/28[5]	10,000	10,048
6.875%, due 04/01/27[5]	30,000	30,900
USA Compression Partners LP/ USA Compression Finance Corp. 6.875%, due 04/01/26	10,000	10,300
6.875%, due 09/01/27	35,000	36,225
		87,473
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc. 5.375%, due 01/15/28[5]	10,000	10,651
Graphic Packaging International LLC 3.500%, due 03/15/28[5]	35,000	35,612
4.750%, due 07/15/27[5]	15,000	16,572
Greif, Inc. 6.500%, due 03/01/27[5]	15,000	15,975
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[5,8]	5,000	5,100
OI European Group BV 4.000%, due 03/15/23[5]	50,000	50,510
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[5]	30,000	31,912
Silgan Holdings, Inc. 4.125%, due 02/01/28	10,000	10,363

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[5]	$25,000	$24,688
		201,383
Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	33,375
3.800%, due 03/15/25[5]	90,000	100,612
4.450%, due 05/14/46	200,000	241,085
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	90,000	99,000
Bausch Health Cos., Inc. 5.000%, due 01/30/28[5]	25,000	24,625
5.250%, due 01/30/30[5]	10,000	9,940
5.875%, due 05/15/23[5]	3,000	3,000
6.250%, due 02/15/29[5]	15,000	15,680
7.000%, due 03/15/24[5]	60,000	62,338
9.000%, due 12/15/25[5]	20,000	21,894
Bristol-Myers Squibb Co. 4.125%, due 06/15/39	150,000	191,897
CVS Health Corp. 3.500%, due 07/20/22	60,000	63,237
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[5]	25,000	20,063
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[5]	30,000	33,075
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[5]	25,000	26,687
Pfizer, Inc. 7.200%, due 03/15/39	70,000	116,925
		1,063,433
Pipelines—0.5%
Buckeye Partners LP 4.125%, due 12/01/27	15,000	15,000
5.600%, due 10/15/44	10,000	9,200
5.850%, due 11/15/43	25,000	24,264
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.625%, due 05/01/27[5]	25,000	22,938
5.750%, due 04/01/25	35,000	33,484
DCP Midstream Operating LP 5.375%, due 07/15/25	25,000	26,857
5.625%, due 07/15/27	15,000	16,200
Delek Logistics Partners LP/ Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	46,125
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,516
EQM Midstream Partners LP 5.500%, due 07/15/28	25,000	25,904
6.000%, due 07/01/25[5]	10,000	10,613
6.500%, due 07/01/27[5]	20,000	21,900
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	25,000	23,383
	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Hess Midstream Operations LP 5.625%, due 02/15/26[5]	$45,000	$46,820
Holly Energy Partners LP/ Holly Energy Finance Corp. 5.000%, due 02/01/28[5]	20,000	20,012
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	148,032
MPLX LP 4.875%, due 06/01/25	120,000	137,071
NuStar Logistics LP 5.625%, due 04/28/27	25,000	25,125
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	24,797
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	90,916
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	100,000	97,946
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.875%, due 02/01/31[5]	40,000	40,302
5.000%, due 01/15/28	75,000	76,671
Western Midstream Operating LP 4.100%, due 02/01/25[9]	40,000	39,905
4.650%, due 07/01/26	25,000	25,562
5.450%, due 04/01/44	35,000	32,386
Williams Cos., Inc./The 4.300%, due 03/04/24	80,000	87,836
		1,209,765
Real estate investment trusts—0.2%
AvalonBay Communities, Inc. GMTN 3.450%, due 06/01/25	70,000	78,451
Boston Properties LP, REIT 2.750%, due 10/01/26	40,000	43,194
Equinix, Inc. 5.375%, due 05/15/27	65,000	71,094
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	40,000	41,500
iStar, Inc. 5.250%, due 09/15/22	50,000	50,715
5.500%, due 02/15/26[8]	35,000	34,387
Ladder Capital Finance Holdings LLP Ladder Capital Finance Corp. 4.250%, due 02/01/27[5]	10,000	9,175
5.250%, due 10/01/25[5]	40,000	38,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	39,900
Service Properties Trust 7.500%, due 09/15/25	35,000	38,067
Ventas Realty LP 3.500%, due 02/01/25	35,000	37,700
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	16,738
		498,921

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(continued)
Retail—0.3%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[5]	$5,000	$5,125
5.000%, due 10/15/25[5]	70,000	71,884
5.750%, due 04/15/25[5]	5,000	5,337
Asbury Automotive Group, Inc. 4.500%, due 03/01/28[5]	5,000	5,112
4.750%, due 03/01/30[5]	5,000	5,182
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[5]	5,000	5,150
FirstCash, Inc. 4.625%, due 09/01/28[5]	25,000	25,692
Group 1 Automotive, Inc. 4.000%, due 08/15/28[5]	10,000	9,977
Home Depot, Inc./The 2.125%, due 09/15/26	50,000	53,952
3.350%, due 09/15/25	40,000	45,078
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 4.750%, due 06/01/27[5]	35,000	36,750
Lithia Motors, Inc. 4.625%, due 12/15/27[5]	15,000	15,825
Macy's, Inc. 8.375%, due 06/15/25[5]	5,000	5,248
McDonald's Corp. MTN 3.800%, due 04/01/28	225,000	261,457
4.875%, due 12/09/45	20,000	25,948
Michaels Stores, Inc. 8.000%, due 07/15/27[5]	35,000	35,350
PetSmart, Inc. 7.125%, due 03/15/23[5]	20,000	20,148
8.875%, due 06/01/25[5]	20,000	20,760
QVC, Inc. 4.750%, due 02/15/27	10,000	10,641
4.850%, due 04/01/24	25,000	26,450
Yum! Brands, Inc. 4.750%, due 01/15/30[5]	10,000	11,025
7.750%, due 04/01/25[5]	10,000	11,162
		713,253
Semiconductors—0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	42,911
NVIDIA Corp. 2.850%, due 04/01/30	100,000	111,464
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[5]	100,000	125,399
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[5]	95,000	107,165
Qorvo, Inc. 4.375%, due 10/15/29	15,000	16,088
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	90,300
Texas Instruments, Inc. 1.850%, due 05/15/22	90,000	92,302
		585,629
	Face amount	Value
Corporate bonds—(continued)
Software—0.5%
Black Knight InfoServ LLC 3.625%, due 09/01/28[5]	$30,000	$30,384
Boxer Parent Co., Inc. 7.125%, due 10/02/25[5]	2,000	2,173
Change Healthcare Holdings LLC/ Change Healthcare Finance, Inc. 5.750%, due 03/01/25[5]	40,000	40,800
Fiserv, Inc. 3.200%, due 07/01/26	90,000	100,884
3.500%, due 07/01/29	200,000	227,471
Logan Merger Sub, Inc. 5.500%, due 09/01/27[5]	20,000	20,575
Microsoft Corp. 2.375%, due 02/12/22	180,000	185,402
2.525%, due 06/01/50	220,000	230,161
MSCI, Inc. 3.625%, due 09/01/30[5]	5,000	5,245
5.375%, due 05/15/27[5]	15,000	16,196
Open Text Corp. 5.875%, due 06/01/26[5]	30,000	31,500
Oracle Corp. 2.500%, due 05/15/22	130,000	134,390
2.800%, due 04/01/27	50,000	54,848
5.375%, due 07/15/40	166,000	227,456
		1,307,485
Telecommunications—0.8%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	41,638
AT&T, Inc. 6.000%, due 08/15/40	230,000	308,207
CenturyLink, Inc. 5.125%, due 12/15/26[5]	25,000	25,926
5.625%, due 04/01/25	10,000	10,788
Series Y, 7.500%, due 04/01/24	55,000	62,356
CommScope, Inc. 8.250%, due 03/01/27[5]	25,000	27,062
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[9]	150,000	235,260
Frontier Communications Corp. due 04/01/27[5,10]	40,000	40,200
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	102,990
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	52,102
Sprint Capital Corp. 6.875%, due 11/15/28	25,000	31,981
8.750%, due 03/15/32	35,000	52,865
Sprint Corp. 7.625%, due 02/15/25	30,000	35,925
7.625%, due 03/01/26	10,000	12,298
7.875%, due 09/15/23	75,000	87,234
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	102,125

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Telecom Italia Capital SA 6.375%, due 11/15/33	$20,000	$24,894
Telesat Canada/Telesat LLC 6.500%, due 10/15/27[5]	25,000	25,680
Verizon Communications, Inc. 3.376%, due 02/15/25	193,000	215,977
4.016%, due 12/03/29	182,000	218,397
4.862%, due 08/21/46	50,000	67,121
ViaSat, Inc. 5.625%, due 09/15/25[5]	50,000	50,125
5.625%, due 04/15/27[5]	15,000	15,900
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[5]	5,000	4,944
		1,851,995
Transportation—0.2%
Burlington Northern Santa Fe LLC 3.050%, due 03/15/22	150,000	155,210
5.150%, due 09/01/43	110,000	154,663
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	72,085
3.400%, due 11/01/49	50,000	55,468
United Parcel Service, Inc. 3.750%, due 11/15/47	50,000	60,182
		497,608
Total corporate bonds (cost—$28,473,197)		30,343,406
Mortgage-backed securities—3.7%
Angel Oak Mortgage Trust, Series 2020-4, Class A1, 1.469%, due 06/25/65[5,11]	293,250	293,794
Series 2019-5, Class A1, 2.593%, due 10/25/49[5,11]	277,905	280,284
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A1, 2.993%, due 07/26/49[5,11]	303,199	307,079
Series 2018-3, Class A1, 3.649%, due 09/25/48[5,11]	142,532	145,191
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.373%, due 05/25/65[5,11]	200,000	200,000
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 2.262%, due 04/15/35[4,5]	200,000	176,230
BANK, Series 2017-BNK7, Class C, 4.184%, due 09/15/60[11]	200,000	189,722
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[5]	350,000	395,174
BENCHMARK Mortgage Trust, Series 2019-B10, Class D, 3.000%, due 03/15/62[5]	227,000	197,279
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2019-B10, Class C, 3.750%, due 03/15/62	$250,000	$244,499
CHT Mortgage Trust, Series 2017-CSMO, Class D, 1 mo. USD LIBOR + 2.250%, 2.412%, due 11/15/36[4,5]	375,000	357,457
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class D, 3.000%, due 10/12/50[5]	300,000	191,868
COLT Mortgage Loan Trust, Series 2020-3, Class A1, 1.506%, due 04/27/65[5,11]	119,511	119,585
Series 2020-2, Class A1, 1.853%, due 03/25/65[5,11]	90,489	90,832
Commercial Mortgage Trust, Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	178,689
Series 2017-COR2, Class C, 4.713%, due 09/10/50[11]	500,000	479,890
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, 3.789%, due 08/25/58[5,11]	198,011	198,339
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 05/25/50[5,11]	50,000	55,819
GB Trust, Series 2020-FLIX, Class C, 1 mo. USD LIBOR + 1.600%, 1.767%, due 08/15/37[4,5]	250,000	250,619
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377%, due 05/12/53	100,000	106,709
Series 2017-GS5, Class B, 4.047%, due 03/10/50[11]	325,000	357,608
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[5,11]	200,000	200,079
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	424,221
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 2.212%, due 02/15/35[4,5]	150,000	126,120
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	269,883
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.550%, due 06/15/49[5,11]	300,000	191,573
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[11]	260,000	289,722
Series 2017-C34, Class C, 4.324%, due 11/15/52[11]	150,000	142,015

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
Mortgage-backed securities—(concluded)
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class D, 2.730%, due 12/15/50	$125,000	$97,964
Series 2017-HR2, Class C, 4.366%, due 12/15/50[11]	250,000	247,442
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[5,11]	123,151	123,217
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[5,11]	218,442	219,254
Series 2020-1, Class A1, 2.376%, due 02/25/24[5,11]	114,020	115,481
Series 2019-3, Class A1, 2.633%, due 09/25/59[5,11]	282,218	286,692
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 2.262%, due 03/15/36[4,5]	250,000	227,489
Verus Securitization Trust, Series 2020-4, Class A1, 1.502%, due 06/25/65[5,9]	123,550	123,820
Series 2019-4, Class A1, 2.642%, due 11/25/59[5,9]	233,948	239,083
Series 2019-3, Class A1, 2.784%, due 07/25/59[5,9]	199,932	203,133
Series 2019-2, Class A1, 3.211%, due 05/25/59[5,11]	272,098	277,476
Series 2019-1, Class A1, 3.836%, due 02/25/59[5,11]	210,193	214,125
Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475%, due 04/25/65[5,11]	99,091	99,011
Series 2020-1, Class A1, 1.763%, due 03/25/65[5,11]	94,806	95,057
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.996%, due 05/15/51[11]	150,000	143,163
Total mortgage-backed securities (cost—$9,395,196)		9,172,687
Municipal bonds—0.7%
California—0.1%
State of California, GO Bonds 7.550%, due 04/01/39	205,000	362,317
Hawaii—0.1%
State of Hawaii, Series FZ, 2.245%, due 08/01/38	125,000	125,468
Michigan—0.0%†
Michigan Finance Authority Hospital Revenue Refunding Bonds 3.084%, due 12/01/34	100,000	110,834
	Face amount	Value
Municipal bonds—(concluded)
New York—0.3%
Metropolitan Transportation Authority Revenue Bonds 6.668%, due 11/15/39	$40,000	$52,034
New York City Transitional Finance Authority Future Tax Secured Revenue, Series C-5, 3.800%, due 05/01/29	300,000	348,330
New York State Dormitory Authority, Series F, 2.657%, due 02/15/28	150,000	159,919
Series F, 3.190%, due 02/15/43	100,000	111,394
		671,677
Tennessee—0.1%
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	132,102
Texas—0.1%
Texas Transportation Commission 2.472%, due 10/01/44	150,000	151,461
Utah—0.0%†
Utah Transit Authority 3.443%, due 12/15/42	100,000	106,617
Total municipal bonds (cost—$1,513,280)		1,660,476
Non-U.S. government agency obligations—0.7%
Chile Government International Bond 3.125%, due 01/21/26	200,000	221,400
Colombia Government International Bond 8.125%, due 05/21/24	135,000	164,093
Indonesia Government International Bond 3.400%, due 09/18/29	200,000	220,006
Israel Government AID Bond 5.500%, due 09/18/33	175,000	260,620
Mexico Government International Bond 3.250%, due 04/16/30	200,000	206,800
4.750%, due 04/27/32	200,000	228,937
Panama Government International Bond 6.700%, due 01/26/36	90,000	133,509
8.875%, due 09/30/27	60,000	86,325
Republic of Poland Government International Bond 5.000%, due 03/23/22	35,000	37,456
Uruguay Government International Bond 4.125%, due 11/20/45	80,000	96,850
Total non-U.S. government agency obligations (cost—$1,502,885)		1,655,996
U.S. government agency obligations—3.9%
Federal Home Loan Mortgage Corporation Certificates 3.000%, due 11/01/46	211,753	224,292
3.000%, due 07/01/47	303,804	320,592
3.000%, due 08/01/47	269,185	284,064
4.000%, due 05/01/47	323,229	347,504
5.000%, due 03/01/38	17,746	20,442
5.500%, due 05/01/37	141,040	162,307

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

	Face amount	Value
U.S. government agency obligations—(concluded)
5.500%, due 08/01/40	$19,883	$22,955
6.500%, due 08/01/28	39,507	44,051
Federal National Mortgage Association Certificates 1.875%, due 09/24/26	200,000	215,754
2.375%, due 01/19/23	590,000	620,583
2.500%, due 05/01/35	359,581	377,440
3.000%, due 11/01/48	406,613	430,814
3.000%, due 02/01/50	636,857	671,914
3.500%, due 12/01/47	235,639	249,501
3.500%, due 02/01/48	1,353,870	1,435,010
4.000%, due 12/01/39	61,367	67,620
4.000%, due 02/01/41	33,169	36,454
4.000%, due 08/01/45	167,687	186,243
4.500%, due 09/01/37	172,792	189,885
4.500%, due 07/01/47	139,925	151,880
5.000%, due 10/01/39	7,074	8,135
5.000%, due 05/01/40	11,254	12,968
5.500%, due 08/01/39	25,920	29,042
7.000%, due 08/01/32	121,990	143,223
7.500%, due 02/01/33	1,838	2,025
Government National Mortgage Association Certificate I 4.000%, due 07/15/42	49,263	53,260
Government National Mortgage Association Certificates II 3.000%, due 01/20/47	109,351	115,633
3.000%, due 07/20/47	326,214	344,772
3.000%, due 08/20/47	246,906	260,301
3.500%, due 04/20/47	310,095	330,551
6.000%, due 11/20/28	403	454
6.000%, due 02/20/29	886	999
6.000%, due 02/20/34	228,562	256,861
UMBS TBA 2.000%	300,000	309,316
2.500%	1,550,000	1,631,436
3.000%	200,000	210,922
Total U.S. government agency obligations (cost—$9,365,464)		9,769,203
	Face amount	Value
U.S. Treasury obligations—5.1%
U.S. Treasury Bonds 1.250%, due 05/15/50	$850,000	$801,656
2.000%, due 02/15/50	145,000	163,193
2.250%, due 08/15/49	595,000	703,867
2.875%, due 05/15/49	535,000	712,888
3.125%, due 02/15/42	485,000	652,533
3.375%, due 11/15/48	220,000	318,381
3.750%, due 11/15/43	305,000	449,994
U.S. Treasury Inflation Index Note (TIPS) 0.250%, due 07/15/29	644,850	729,260
U.S. Treasury Notes 0.125%, due 04/30/22	1,425,000	1,424,610
0.125%, due 07/31/22	1,000,000	999,649
0.250%, due 07/31/25	875,000	874,248
0.625%, due 08/15/30	565,000	560,321
1.125%, due 02/28/25	2,165,000	2,250,754
1.500%, due 03/31/23	1,100,000	1,138,457
1.500%, due 02/15/30	732,000	787,586
1.625%, due 08/15/29	10,000	10,858
Total U.S. Treasury obligations (cost—$12,133,900)		12,578,255
	Number of shares
Short-term investments—10.4%
Investment companies—10.4%
State Street Institutional U.S. Government Money Market Fund, 0.10%[12] (cost—$25,703,155)	25,703,155	25,703,155
Total investments (cost—$206,192,060)—99.4%		245,373,795
Other assets in excess of liabilities—0.6%		1,414,414
Net assets—100.0%		$246,788,209

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
215	USD	Russell 2000 Value E-Mini Index Futures	September 2020	$14,833,377	$16,783,975	$1,950,598
U.S. Treasury futures buy contracts:
16	USD	U.S. Treasury Note 2 Year Futures	December 2020	$3,534,398	$3,535,125	$727
8	USD	U.S. Treasury Note 5 Year Futures	December 2020	1,007,762	1,008,250	488
3	USD	U.S. Ultra Treasury Note 10 Year Futures	December 2020	476,722	478,312	1,590
Total				$19,852,259	$21,805,662	$1,953,403
Index futures sell contracts:
29	USD	S&P 500 E-Mini Index Futures	September 2020	$(4,384,375)	$(5,073,405)	$(689,030)
Net unrealized appreciation (depreciation)						$1,264,373

Centrally cleared credit default swap agreements on credit indices—sell protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 34 Index	USD	1,116	06/20/25	Quarterly	5.000%	$(37,045)	$71,159	$34,114
CDX North American Investment Grade 34 Index	USD	9,500	06/20/25	Quarterly	1.000	97,328	175,160	272,488
Total						$60,283	$246,319	$306,602

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$145,372,987	$—	$—	$145,372,987
Preferred stocks	—	—	0	0
Asset-backed securities	—	9,117,630	—	9,117,630
Corporate bonds	—	30,343,406	—	30,343,406
Mortgage-backed securities	—	9,172,687	—	9,172,687
Municipal bonds	—	1,660,476	—	1,660,476
Non-U.S. government agency obligations	—	1,655,996	—	1,655,996
U.S. government agency obligations	—	9,769,203	—	9,769,203
U.S. Treasury obligations	—	12,578,255	—	12,578,255
Short-term investments	—	25,703,155	—	25,703,155
Futures contracts	1,953,403	—	—	1,953,403
Swap agreements	—	246,319	—	246,319
Total	$147,326,390	$100,247,127	$0	$247,573,517

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2020

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$(689,030)	$—	$—	$(689,030)

At August 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $19,959,957, represented 8.1% of the Fund's net assets at period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Rate shown reflects annualized yield at the period end on zero coupon bond.

8  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Bond interest in default.

11  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

12  Rate shown reflects 7 day yield as of August 31, 2020.

13  Payments made or received are based on the notional amount.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

Portfolio acronyms

ADR  American Depositary Receipt

AID  Anticipation Certificates of Indebtedness

FRN  Floating Rate Note

GMTN  Global Medium Term Note

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

REIT  Real Estate Investment Trust

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2020

Assets:
Investments, at value (cost—$206,192,060)[1]	$245,373,795
Cash	367
Cash collateral on futures	1,067,060
Cash collateral on swap agreements	386,220
Due from broker	981,740
Receivable for investments sold	290,731
Receivable for dividends and interest	592,158
Receivable for fund shares sold	10,101
Receivable for variation margin on futures contracts	1,265,001
Receivable for variation margin on centrally cleared swap agreements	64,618
Other assets	19,747
Total assets	250,051,538
Liabilities:
Payable for investments purchased	2,671,508
Payable for fund shares redeemed	181,735
Payable to affiliate	147,621
Accrued expenses and other liabilities	262,465
Total liabilities	3,263,329
Net assets	$246,788,209
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$194,805,621
Distributable earnings (losses)	51,982,588
Net assets	$246,788,209
Class A
Net assets	$216,656,258
Shares outstanding	4,094,636
Net asset value per share	$52.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$55.99
Class P
Net assets	$30,131,951
Shares outstanding	557,241
Net asset value and offering price per share	$54.07

1  Includes $1,219,454 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2020

Investment income:
Dividends	$1,711,490
Interest	2,852,628
Securities lending	27,695
Foreign tax withheld	(1,862)
Total income	4,589,951
Expenses:
Investment management and administration fees	1,148,955
Service fees–Class A	505,379
Transfer agency and related services fees–Class A	127,385
Transfer agency and related services fees–Class P	11,195
Custody and fund accounting fees	44,058
Trustees fees	14,824
Professional services fees	197,531
Printing and shareholder report fees	52,146
Federal and state registration fees	46,096
Insurance expense	1,854
Other expenses	59,961
Total expenses	2,209,384
Net investment income (loss)	2,380,567
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	12,375,144
Options and swaptions written	86,078
Futures contracts	(5,118,618)
Swap agreements	1,186,102
Foreign currency transactions	(2)
Net realized gain (loss)	8,528,704
Change in net unrealized appreciation (depreciation) on:
Investments	22,784,787
Futures contracts	1,822,717
Swap agreements	439,310
Net change in unrealized appreciation (depreciation)	25,046,814
Net realized and unrealized gain (loss)	33,575,518
Net increase (decrease) in net assets resulting from operations	$35,956,085

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2020	2019
From operations:
Net investment income (loss)	$2,380,567	$3,193,098
Net realized gain (loss)	8,528,704	4,207,628
Net change in unrealized appreciation (depreciation)	25,046,814	(6,857,390)
Net increase (decrease) in net assets resulting from operations	35,956,085	543,336
Total distributions–Class A	(4,153,451)	(20,454,739)
Total distributions–Class P	(637,135)	(2,688,046)
Total distributions	(4,790,586)	(23,142,785)
From beneficial interest transactions:
Proceeds from shares sold	2,869,428	4,008,755
Cost of shares redeemed	(22,898,564)	(27,493,243)
Shares issued on reinvestment of dividends and distributions	4,300,293	20,669,180
Net increase (decrease) in net assets from beneficial interest transactions	(15,728,843)	(2,815,308)
Net increase (decrease) in net assets	15,436,656	(25,414,757)
Net assets:
Beginning of year	231,351,553	256,766,310
End of year	$246,788,209	$231,351,553

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$46.27	$51.30	$47.61	$43.06	$40.23
Net investment income (loss)[1]	0.48	0.61	0.44	0.28	0.17
Net realized and unrealized gain (loss)	7.13	(0.89)	4.37	4.45	2.65
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	7.61	(0.28)	4.81	4.73	2.83
Dividends from net investment income	(0.34)	(0.51)	(0.26)	(0.18)	—
Distributions from net realized gain	(0.63)	(4.24)	(0.86)	—	—
Total dividends and distributions	(0.97)	(4.75)	(1.12)	(0.18)	—
Net asset value, end of year	$52.91	$46.27	$51.30	$47.61	$43.06
Total investment return[2]	16.65%	0.84%	10.24%	11.03%	7.03%[3]
Ratios to average net assets:
Expenses	0.99%	0.98%	1.00%[4]	1.01%	1.02%
Net investment income (loss)	1.00%	1.33%	0.89%	0.63%	0.42%
Supplemental data:
Net assets, end of year (000's)	$216,656	$203,857	$170,947	$166,224	$157,979
Portfolio turnover	129%	86%	132%	253%	260%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% for Class A.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended August 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$47.25	$52.27	$48.49	$43.84	$40.85
Net investment income (loss)[1]	0.62	0.75	0.58	0.42	0.29
Net realized and unrealized gain (loss)	7.30	(0.92)	4.45	4.53	2.69
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	7.92	(0.17)	5.03	4.95	2.99
Dividends from net investment income	(0.47)	(0.61)	(0.39)	(0.30)	—
Distributions from net realized gain	(0.63)	(4.24)	(0.86)	—	—
Total dividends and distributions	(1.10)	(4.85)	(1.25)	(0.30)	—
Net asset value, end of year	$54.07	$47.25	$52.27	$48.49	$43.84
Total investment return[2]	16.98%	1.08%	10.52%	11.36%	7.32%[3]
Ratios to average net assets:
Expenses	0.72%	0.71%	0.74%[4]	0.73%	0.74%
Net investment income (loss)	1.28%	1.60%	1.16%	0.91%	0.69%
Supplemental data:
Net assets, end of year (000's)	$30,132	$27,495	$29,196	$28,279	$23,617
Portfolio turnover	129%	86%	132%	253%	260%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

Prior to July 12, 2018, the Fund offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Fund ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

Effective on October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund were automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. Upon conversion each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applied to the converted shares. The conversion of Class C shares into Class A shares was tax-free for federal income tax purposes.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

UBS U.S. Allocation Fund

Notes to financial statements

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Fund do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of

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Notes to financial statements

currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research

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Notes to financial statements

and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

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Notes to financial statements

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

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Notes to financial statements

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social, and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus

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Notes to financial statements

any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which

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Notes to financial statements

expire are treated as realized losses. Purchased options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for finan-

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Notes to financial statements

cial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the

UBS U.S. Allocation Fund

Notes to financial statements

credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission mer-

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Notes to financial statements

chant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2020.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2020, if any, is reflected in the Statement of assets and liabilities.

At August 31, 2020, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Credit risk	Equity risk	Total
Futures contracts	$2,805	$—	$1,950,598	$1,953,403
Swap agreements	—	246,319	—	246,319
Total value	$2,805	$246,319	$1,950,598	$2,199,722

Liability derivatives2

	Interest rate risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$(689,030)	$(689,030)

During the period ended August 31, 2020, net realized gain (loss) from derivatives were as follows:

	Interest rate risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Options and swaptions purchased	$(13,633)	$—	$(598,795)	$(612,428)
Options and swaptions written	—	—	86,078	86,078
Futures	(172,688)	—	(4,945,930)	(5,118,618)
Swap agreements	26,296	1,158,962	844	1,186,102
Total net realized gain (loss)	$(160,025)	$1,158,962	$(5,457,803)	$(4,458,866)

UBS U.S. Allocation Fund

Notes to financial statements

During the period ended August 31, 2020, net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$—	$—	$178,657	$178,657
Futures	4,906	—	1,817,811	1,822,717
Swap agreements	—	487,535	(48,225)	439,310
Net change in appreciation (depreciation)	$4,906	$487,535	$1,948,243	$2,440,684

1  In the Statement of assets and liabilities, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At August 31, 2020, the Fund does not hold any derivative subject to an enforceable master netting agreement.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended August 31, 2020, UBS AM did not waive any investment advisory and administration fees. At August 31, 2020, the Fund owed UBS AM $102,617 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense

UBS U.S. Allocation Fund

Notes to financial statements

relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2020. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2017, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2020, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended August 31, 2020, the Fund did not pay broker commissions to affiliates of the investment advisor.

During the period ended August 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. There were no purchases for the period ended August 31, 2020, while the proceeds from such sales were $822,476 and net realized loss recognized was $(35,537).

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs payments made for the expenses incurred in the service of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At August 31, 2020, the Fund owed UBS AM (US) $45,004 for service fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2020, it earned $10,302 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $51,974 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable

UBS U.S. Allocation Fund

Notes to financial statements

administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2020, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$1,219,454	$—	$1,238,620	$1,238,620	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended August 31, 2020, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended August 31, 2020, the Fund paid brokerage commissions to Morgan Stanley in the amount of $6,966.

During the period ended August 31, 2020, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $51,797,572. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Change in accounting principle

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update 2017-08 ("ASU 2017-08"), "Receivables—Nonrefundable fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has

UBS U.S. Allocation Fund

Notes to financial statements

adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of September 1, 2019, the amortized cost basis of investments was reduced and the unrealized appreciation (depreciation) of investments was increased. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

The table below details the adjustments explained above.

Amount of cumulative-effect adjustment
UBS U.S. Allocation Fund	$13,285

Purchases and sales of securities

For the period ended August 31, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $250,400,905 and $258,224,181, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,600	$828,962	41,030	$2,040,466
Shares repurchased	(405,072)	(19,237,046)	(78,146)	(3,661,518)
Dividends reinvested	75,951	3,682,085	12,502	618,208
Net increase (decrease)	(311,521)	$(14,725,999)	(24,614)	$(1,002,844)

For the year ended August 31, 2019:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,140	$1,662,268	—	$—	48,324	$2,346,487
Shares repurchased	(503,619)	(22,711,752)	(12,688)	(614,439)	(88,468)	(4,167,052)
Shares converted*	1,091,536	53,146,875	(1,137,075)	(53,146,875)	—	—
Dividends reinvested	448,905	18,068,430	—	—	63,387	2,600,750
Net increase (decrease)	1,073,962	$50,165,821	(1,149,763)	$(53,761,314)	23,243	$780,185

*  Conversion of Class C shares to Class A effective October 12, 2018.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

UBS U.S. Allocation Fund

Notes to financial statements

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

Distributions paid from:	2020	2019
Ordinary Income	$1,720,188	$6,865,780
Long term realized capital gains	3,070,398	16,277,005

Aggregate cost for federal income tax purposes, including derivatives, was $208,844,712; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$37,410,597
Gross unrealized depreciation	(881,514)
Net unrealized appreciation (depreciation)	36,529,083

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,680,903
Undistributed long-term capital gain	10,798,690
Accumulated realized capital and other losses	(12,806)
Net unrealized appreciation (depreciation) of investments	36,515,801
Total accumulated earnings (deficit)	51,982,588

There were no reclassifications arising from permanent "book/tax" differences for the period ended August 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2020, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2020, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust (the "Trust"), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Investment Trust) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 29, 2020

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $717,954 and $3,070,398, respectively.

For the taxable period ended August 31, 2020, the Fund designates $760,716 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Fund.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the"1940 Act"), UBS Investment Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to its series, UBS U.S. Allocation Fund (the "Fund").

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders' interests. The program is intended to provide a framework for the assessment, management and periodic review of the Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of the Fund's investments is supported by a third-party liquidity assessment vendor. In May 2020, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from December 1, 2018 through May 1, 2020.

UBS AM's report concluded that the program was reasonably designed to assess and manage the Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program operated adequately and has been implemented effectively to assess and manage the Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 21-22, 2020, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory and administration contract (the "Investment Advisory and Administration Contract") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $206 billion in assets under management as of March 31, 2020 and was part of the UBS Asset Management Division, which had approximately $903 billion in assets under management worldwide as of March 31, 2020. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of Scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund's ordinary total annual operating expenses through December 31, 2020 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares and 0.90% for Class P (formerly Class Y) shares. The board also considered that the Fund has agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report (lowest Contractual Management Fee and total expenses in the Expense Group). (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2020 and (b) annualized performance information for each year in the ten-year period ended April 30, 2020. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the median for all comparative periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets were below the breakpoint as of March 31, 2020.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoint currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's arrangement for sharing economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 78 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 10 investment companies (consisting of 48 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 79 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also a director of FCB.

Richard R. Burt; 73 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 80 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 61 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 52	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas), Inc. and/or UBS Asset Management (US), Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 42	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 2004 and March 2019, respectively

Mr. Kemper is a managing director and senior legal counsel of UBS AM—Americas region (since 2006 and October 2019, respectively) (prior to which he was interim Head of Compliance and Operational Risk Control of UBS AM—America's region from June 2019-September 2019). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 52	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 41	President	Since September 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 33	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 54	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region since 2006)). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 61	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 55	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 59	Vice President and Secretary	Since 1995 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S049

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2020 and August 31, 2019, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,107 and $73,107, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2020 and August 31, 2019, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2020 and 2019 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2020 and August 31, 2019, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $13,337 and $6,250, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2020 and August 31, 2019, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2020 and August 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended August 31, 2020, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended August 31, 2020 and August 31, 2019, the aggregate fees billed by EY of $334,987 and $206,400, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2020	2019
Covered Services	$16,247	$9,160
Non-Covered Services	$318,740	$197,240

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	November 9, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	November 9, 2020